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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



                                  MAY 12, 2003
          ------------------------------------------------------------
                Date of Report (Date of earliest event reported)



                        HAYES LEMMERZ INTERNATIONAL, INC.
          ------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


            DELAWARE                       1-11592                13-3384636
-------------------------------    ------------------------  -------------------
(State or other jurisdiction of    (Commission File Number)   (I.R.S. Employer
 incorporation or organization)                              Identification No.)



               15300 CENTENNIAL DRIVE, NORTHVILLE, MICHIGAN 48167
          ------------------------------------------------------------
               (Address of principal executive offices) (Zip Code)



                                 (734) 737-5000
          ------------------------------------------------------------
              (Registrant's telephone number, including area code)



                                 NOT APPLICABLE
          ------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)



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ITEM 5.  OTHER EVENTS.

         On May 12, 2003, Hayes Lemmerz International, Inc. (the "Company") announced that the U.S. Bankruptcy Court for the District of Delaware confirmed the modified first amended joint plan of reorganization (the "Plan of Reorganization") that was filed by the Company and certain of its subsidiaries. Confirmation of the Plan of Reorganization should permit the Company to meet its goal of emerging from Chapter 11 prior to the end of the second quarter of fiscal 2003. Emergence from Chapter 11 is subject to, among other things, consummation of its proposed exit financing facility to be arranged by Citigroup Global Markets Inc. and Lehman Brothers Inc.

         A copy of the press release announcing the foregoing is attached as
Exhibit 99 hereto and incorporated by reference herein.


ITEM 7(C).  EXHIBITS.

See Exhibit Index.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        HAYES LEMMERZ INTERNATIONAL, INC.



                                        By:   /s/ Patrick C. Cauley
                                              ---------------------------------
                                              Patrick C. Cauley
                                              General Counsel & Secretary

   Dated: May 12, 2003

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                                  EXHIBIT INDEX

Exhibit No.                Description
-----------                -----------

99                         Press Release of Hayes Lemmerz International, Inc.
                           dated May 12, 2003